                                 SCHEDULE  14A
                                 (Rule 14a-101)

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                ACMAT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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[LOGO]

                                233 MAIN STREET
                           NEW BRITAIN, CT 06050-2350

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                               ACMAT CORPORATION

                                   TO BE HELD
                                 JUNE 26, 1997

To the ACMAT Stockholders:

     The Annual Meeting of Stockholders of ACMAT CORPORATION will be held at ACMAT's headquarters, 233 Main Street, New Britain, CT, on June 26, 1997, at 11:00 A.M., for the following purposes:

     1. To elect five directors for the ensuing year;

     2. To approve the appointment of KPMG Peat Marwick LLP as auditors of the books and accounts of the Company for the current fiscal year;

     3. To approve and ratify the grant of stock options; and

     4. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on May 23, 1997 will be entitled to notice of and to vote at this meeting.

     We hope that as many stockholders as possible will attend the Annual Meeting in person. Management will be present to answer any questions you may have with respect to the operations of the Company. We would appreciate it if you would complete, date, sign and return the enclosed proxy. A self-addressed envelope is enclosed for your convenience in returning the proxy to us.

                                          LOGO
                                          HENRY W. NOZKO, SR.
May 27, 1997                              Chairman of the Board and President

                               ACMAT CORPORATION
                  233 MAIN STREET, NEW BRITAIN, CT 06050-2350
                                 (860) 229-9000

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of ACMAT CORPORATION (sometimes referred to as "ACMAT", the "Company" or the "Corporation") for use at the Annual Meeting of Stockholders of the Company to be held on June 26, 1997, at 11:00 A.M., at ACMAT's headquarters, 233 Main Street, New Britain, CT, for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice of its revocation to the Secretary of the Company, delivering a proxy bearing a later date or attending the Annual Meeting and voting in person.

  Outstanding Shares and Voting Rights

     On April 30, 1997, there were outstanding 598,357 shares of Common Stock and 2,817,491 shares of Class A Stock of the Company. Each share of Common Stock is entitled to one vote and each share of Class A Stock is entitled to 1/10 vote. Only stockholders of record at the close of business on May 23, 1997 will be entitled to vote at the Annual Meeting. These proxy materials will be mailed to stockholders on or about May 27, 1997.

  Security Ownership of Certain Beneficial Owners and Management

     As of April 30, 1997, no person was known to the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock or Class A Stock except as set forth in the following table which also shows, as of that date, the total number of shares of each class of stock of the Company beneficially owned, and the percent of the outstanding class of stock so owned, by each director, each nominee for director, and by all directors and officers of the Company, as a group:

                                                                          PERCENTAGE          PERCENTAGE
                              CLASS         NUMBER OF SHARES               OF CLASS            OF TOTAL
     BENEFICIAL OWNER        OF STOCK     BENEFICIALLY OWNED(1)          OUTSTANDING       VOTING POWER(16)
---------------------------  --------     ---------------------         --------------     ----------------
Henry W. Nozko, Sr. .......  Common               444,000(2)(5)             68.48%              43.56%
                             Class A               91,200(2)(4)               3.17
Henry W. Nozko, Jr. .......  Common               206,174(2)(3)(5)           29.19               20.14
                             Class A              179,824(2)(3)(6)            7.11
Victoria C. Nozko..........  Class A               44,000(7)                  1.55                 .45
John C. Creasy.............  Common                 3,300                      .55                 .60
                             Class A               25,953(8)                   .91
Michael J. Sullivan........  Class A               18,000(9)                   .63                 .18
Sheet Metal Workers'
  National Pension Fund....  Class A            1,500,000(10)                34.74               13.23
Franklin Resources, Inc....  Class A              445,000(11)                15.79                4.52
First Manhattan Co.........  Class A              349,050(12)                12.39                3.55
Investment Counselor of
  Maryland, Inc............  Class A              190,000(13)                 6.74                1.93
EQSF Advisors, Inc.........  Class A              189,978(14)                 6.74                1.93
U.S. Bancorp...............  Class A              179,800(15)                 6.38                1.83
All Directors and Officers
  (7 persons) as a Group...  Common               636,574                    91.15               61.60
                             Class A              512,042                    16.30

---------------
 (1) The person listed has the sole power to vote the shares of Common Stock and Class A Stock listed above as beneficially owned by such person and has sole investment power with respect to such shares.

 (2) Does not include 14,260 shares of Common Stock nor 16,060 shares of Class A Stock held of record by ACMAT's qualified Thrift, Profit Sharing and Retirement Plan, of which Messrs. Nozko, Sr. and Nozko, Jr. are trustees. Address is 233 Main Street, New Britain, Connecticut 06050-2350.

 (3) Does not include 21,200 shares of Class A Stock and 5,500 shares of Common Stock held by Mr. Nozko, Jr. as custodian for his minor children nor 1,500 shares of Class A Stock and 2,750 shares of Common Stock held by his wife, Gloria C. Nozko.

 (4) Includes options to purchase 61,000 shares of Class A Stock.

 (5) Includes options to purchase 50,000 shares of Common Stock.

 (6) Includes options to purchase 81,000 shares of Class A Stock.

 (7) Includes options to purchase 15,000 shares of Class A Stock.

 (8) Includes options to purchase 24,000 shares of Class A Stock.

 (9) Includes options to purchase 18,000 shares of Class A Stock.

(10) Assumes the full conversion of $16,500,000 principal amount of 11.5% Convertible Note into 1,500,000 shares of Class A Stock. The address of the Fund is Suite 500, 601 North Fairfax Street, Alexandria, VA 22314.

(11) Address of Franklin Resources, Inc. is 777 Mariners Island Blvd., San Mateo, CA 94404

(12) Address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

(13) Address of Investment Counselor's of Maryland, Inc. is 803 Cathedral Street, Baltimore, MD 21201.

(14) Address of EQSF Advisors, Inc. is 767 Third Avenue, New York, NY
     10017-2023.

(15) Address of U.S. Bancorp is 111 S.W. Fifth Avenue, Portland, OR 97204.

(16) Based upon one vote for each share of Common Stock and one-tenth vote for each share of Class A Stock.

                           1.  ELECTION OF DIRECTORS

     The first purpose of the meeting is to elect a Board of Directors, five in number, for a term of one year and until their successors shall be elected and qualify in their stead. It is the intention of the persons named in the proxy to vote, unless otherwise instructed, the proxies for the election as directors of the five nominees listed below. All of the nominees are presently directors of the Company previously elected by stockholders. In the event that any nominee should be unwilling or unable to serve as director (which is not now anticipated) the persons named as proxies reserve full discretion to vote for such other person as may be nominated by the Board of Directors.

     The following table shows for each director (a) his or her age, (b) the year in which the director first served as a director of the Company, (c) position with the Company and business experience during the past five years, including principal occupation, (d) his or her committee assignments, and (e) his or her other directorships. Each director is elected for a term of one year and until his or her successor shall be elected.

                                                       POSITION WITH THE COMPANY AND BUSINESS
                                      DIRECTOR                    EXPERIENCE DURING
            NAME              AGE      SINCE            LAST FIVE YEARS, INCLUDING OCCUPATION
----------------------------  ---     --------     -----------------------------------------------
Henry W. Nozko, Sr.(1)......  77        1951       Chairman of the Board, President and Chief
                                                   Executive Officer of the Company. Chairman of
                                                   the Board and Director of United Coastal
                                                   Insurance Company,
                                                   ACSTAR Holdings, Inc. and ACSTAR Insurance
                                                   Company. Co-Chief Executive Officer of United
                                                   Coastal Insurance Company.
Henry W. Nozko, Jr.(1)......  50        1971       Executive Vice President, Chief Operating
                                                   Officer, and Treasurer of the Company. Member
                                                   of the Audit Committee. President, Co-Chief
                                                   Executive Officer and Treasurer of United
                                                   Coastal Insurance Company. President and
                                                   Treasurer of ACSTAR Holdings, Inc. and ACSTAR
                                                   Insurance Company. Member, Boards of Directors
                                                   of United Coastal Insurance Company, ACSTAR
                                                   Holdings, Inc., ACSTAR Insurance Company and
                                                   Three D Departments, Inc.
Victoria C. Nozko(1)........  78        1982       Housewife during past five years. Member of the
                                                   Audit Committee.
John C. Creasy..............  77        1987       Retired Chief Executive Officer of Danbury
                                                   Hospital, Member, Board of United Coastal
                                                   Insurance Company. Member of the Compensation
                                                   Committee and Audit Committee.
Michael J. Sullivan.........  52        1993       Business Manager, Financial Secretary/Treasurer
                                                   of Sheet Metal Workers' Local Union No. 20;
                                                   General Secretary-Treasurer of Sheet Metal
                                                   Workers' International Association.

---------------
(1) Mr. Henry W. Nozko, Sr. and Mrs. Victoria C. Nozko are husband and wife and Mr. Henry W. Nozko, Jr. is their son.

  Committees and Meetings

     The Board of Directors of the Company held three meetings during 1996. The Company has two committees of its Board of Directors -- a Compensation Committee and an Audit Committee. During 1996 only the Compensation Committee held a meeting. The Audit Committee considers and reviews all matters arising in connection with external audit reports, auditors' management reports and related matters. These matters were discussed by the full Board of Directors throughout the year. The Compensation Committee reviews the compensation of all officers of the Company. The Company does not have a nominating committee.

                     REMUNERATION OF OFFICERS AND DIRECTORS

     The following table provides certain summary information regarding compensation of the Company's Chief Executive Officer and the remuneration of each of the most highly compensated executive officers of the Company for the periods indicated.

                                                                           LONG-TERM
                                                      ANNUAL            COMPENSATION(B)        ALL
                                                  COMPENSATION(A)       ----------------      OTHER
                                                -------------------     CLASS A   COMMON     COMPEN-
      NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS       OPTIONS   OPTIONS    SATION(C)
---------------------------------------  ----   --------   --------     -------   ------     -------
Henry W. Nozko, Sr.....................  1996   $428,292   $172,000      46,000      --      $10,345
Chairman, President                      1995   $407,875   $184,275          --      --      $ 9,876
and Chief Executive Officer              1994   $390,000   $175,500      15,000   50,000     $ 9,506
Henry W. Nozko, Jr.....................  1996   $334,500   $124,000      26,000      --      $10,238
Executive Vice President and             1995   $292,833   $132,300          --      --      $ 9,774
Chief Operating Officer                  1994   $280,000   $126,000      15,000   50,000     $ 9,408
Robert H. Frazer, Esq..................  1996   $164,375   $ 49,500          --      --      $10,198
Vice President, Secretary and            1995   $156,875   $ 70,875          --      --      $ 9,736
General Counsel                          1994   $150,000   $ 67,500      50,000      --      $ 9,371
Michael P. Cifone......................  1996   $109,583   $ 33,000          --      --      $10,090
Vice President-Finance                   1995   $104,583   $ 47,250          --      --      $ 9,608
                                         1994   $100,000   $ 45,000      50,000      --      $ 9,272

---------------
(A) Amounts shown include cash compensation earned and received by the executive officers. There are no other forms of non-cash compensation or other perquisites for any executive officer.

    The Company has a Management Compensation Plan based upon earnings of the Company. As a guideline, the plan provides that participants may share in an incentive fund equal to 12% of pretax earnings, provided such pretax earnings amount to at least a 10% return on the Company's equity. However, both the participants and the amount of bonus are discretionary. In addition, the Company may offer separate incentives and commissions on an individual basis.

(B) Options were granted for ACMAT Class A Stock and Common Stock.

(C) The amounts shown in this column represent contributions made by the Company to the Company's Thrift, Profit Sharing and Retirement Plan ("Plan"). The Plan provides that all nonunion employees employed on a full time or part time salaried basis are eligible to participate on the first day of January or July after twelve consecutive months of employment. The Company contributes amounts, as determined by the Board of Directors, to be allocated among the participants according to a formula based upon the employee's years of service and compensation. A participant becomes vested at the rate of 20% per year commencing after two years of service.

     Directors who are not employees of the Company are paid an annual fee of $4,000.

EMPLOYMENT ARRANGEMENT:

     The Board of Directors has authorized an arrangement under which Mr. Henry
W. Nozko, Sr., Chairman, President and Chief Executive Officer, will receive a five-year consulting agreement if and when he retires or otherwise ceases employment. The annual consulting fee will be based on Mr. Nozko's last year of employment. In the event of Mr. Nozko's death, the remainder of the consulting fee would be paid as a death benefit funded with the proceeds of life insurance policies owned by the Company

     The following table provides information on options exercised during 1996 by the named Executive Officers and the value of their unexercised options at December 31, 1996.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END 1996 OPTION VALUES

                                                                               VALUE OF UNEXERCISED
                                                 NUMBER OF UNEXERCISED             IN-THE-MONEY
                                                OPTIONS AT 12/31/96(1)        OPTIONS AT 12/31/96(2)
                                               -------------------------     -------------------------
    NAME                                       EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
    -----------------------------------------  -------------------------     -------------------------
    Henry W. Nozko, Sr.
      -- ACMAT Class A Stock Options.........         15,000/46,000              $  93,750/149,500
      -- ACMAT Common Stock Options..........         50,000/  --                  462,500/   --
      -- UCC Stock Options...................             --/  --                       --/   --

    Henry W. Nozko, Jr.
      -- ACMAT Class A Stock Options.........         55,000/26,000                443,750/ 84,500
      -- ACMAT Common Stock Options..........         50,000/  --                  462,500/   --
      -- UCC Stock Options...................             --/  --                       --/   --

    Robert H. Frazer
      -- ACMAT Class A Stock Options.........         80,000/  --                  575,000/   --
      -- UCC Stock Options...................             --/  --                       --/   --

    Michael P. Cifone
      -- ACMAT Class A Options...............         45,000/  --                  281,250/   --

---------------
(1) Represents the number of options held at year end.

(2) Represents the total gain which would have been realized if all options for which the year-end stock price was greater than the exercise price were exercised on the last day of the year.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is composed of a non-employee director. The Committee makes recommendations to the Board of Directors as to policies which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, under the Management Compensation Plan.

     The Committee annually evaluates the Company's corporate performance, and its executive compensation and incentive programs compared with our own industry and with a broader group of companies.

     The Company's compensation programs are designed to reward executives for long-term strategic management and the enhancement of shareowner value, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard. The Chief Executive Officer and other executive officers received 5% salary increases during 1996. There were awards made under the Management Compensation Plan based on the Company's performance in 1996.

     During 1997, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

     The Company has no formal employment agreements.

        COMPENSATION COMMITTEE:

           John Creasy

                         ACMAT STOCK PERFORMANCE GRAPH

     The following chart compares the value of $100 invested on January 1, 1992 in the Company's Common Stock and Class A Stock and the NASDAQ Stock Market Index (U.S. Companies only) and the Center for Research in Security Prices
(CRSP) Index for Special Trade Contractors. The NASDAQ Stock Market Index represents a broad market group in which the Company participates.

                                                                  NASDAQ Stock
                                   ACMAT            ACMAT         Market Index    CRSP Index for
     Measurement Period         Corporation      Corporation         (U.S.        Special Trade
   (Fiscal Year Covered)        Common Stock    Class A Stock      Companies)      Contractors
1991                              100.00           100.00           100.00           100.00
1992                               98.80           141.38           116.38           118.42
1993                              107.23           124.14           133.60           106.59
1994                              145.78           127.59           130.60            86.87
1995                              154.22           179.31           184.69            95.59
1996                              192.77           203.45           227.15           104.89

                    2.  APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year which began January 1, 1997. This firm has acted in a similar capacity for several years. The appointment will be submitted for approval by the stockholders at the meeting and the Board of Directors recommends a vote FOR approval.

     The Company has been advised by KPMG Peat Marwick LLP that no member of that firm has any direct financial interest or any material indirect financial interest in the Company and that it has never had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director or employee.

     Representatives of KPMG Peat Marwick LLP will be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to questions from the Company's stockholders regarding the Company's financial statements.

                         3.  APPROVAL OF STOCK OPTIONS

     In 1996, the Board of Directors approved stock options to Directors as set forth below. The granting of these stock options is intended to advance the best interests of the Company by providing such personnel, who have substantial responsibility for its management and growth, with additional incentive by increasing their proprietary interest in the success of the Company.

     The following tabulation shows the name of the Optionee and the number of shares of ACMAT Class A covered by the Options for which stockholder approval is now being solicited. All of the options were granted at an exercise price of $11.50 per share for ACMAT Class A Stock Options and must be exercised by July 22, 2006. The market value of these shares under the Options as of May 1, 1997 was $1,534,500.

                                                                   NUMBER OF SHARES
                                                                  COVERED BY OPTIONS
                                                                  ------------------
            Henry W. Nozko, Sr..................................        46,000
            Henry W. Nozko, Jr..................................        26,000
            Victoria C. Nozko...................................        15,000
            John C. Creasy......................................         9,000
            Michael J. Sullivan.................................         3,000

     Neither the Company nor the Optionee realized taxable income for federal income tax purposes upon the grant of the Options because there was no readily ascertainable value for the Options on the grant date. However, upon the exercise of these options, the spread between the exercise price and the fair market value of the stock at the time of exercise will be taxable income to the Optionee for federal income tax purposes and, provided the Company complies with certain applicable withholding tax requirements, the Company will be entitled to a federal income tax deduction in the same amount.

                             SHAREHOLDER PROPOSALS

     Proposals of stockholders for the 1998 Annual Meeting must be received by the Company at its offices addressed to its Secretary no later than April 1, 1998 to be considered for inclusion in the proxy statement and form of proxy relating to the 1998 Annual Meeting.

                                    GENERAL

     The cost of soliciting proxies will be borne by the Company. The only costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material.

     In addition to solicitation by mail, proxies may be solicited personally or by telephone by certain directors, officers and regular employees of the Company in the ordinary course of the performance of their duties and without extra compensation for such work.

     The Board of Directors knows of no other matters which will be presented to the meeting, but if any other matters should properly come before the meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with their best judgment. The shares represented by all effective proxies received by management will be voted. Unless otherwise specified in the proxy forms which are returned to management, such proxies will be voted as follows: (1) "FOR" the election, as directors, of the five nominees of the Board of Directors which are set forth under the heading "Election of Directors"; (2) "FOR" the approval of the selection of KPMG Peat Marwick LLP as auditors; and
(3) to approve and ratify the grant of stock options.

                                          By order of the Board of Directors

                                          LOGO

                                          ROBERT H. FRAZER
                                          Secretary

May 27, 1997

                                 CLASS A STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           Proxy for the Annual Meeting of Shareholders June 26, 1997

        The undersigned hereby appoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Class A Stock of ACMAT Corporation held of record by the undersigned on May 23, 1997 at the Annual Meeting of Shareholders to be held on June 26, 1997, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                SEE REVERSE
                                                                    SIDE

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A /X/ PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

                                        WITHHOLD Authority
                        FOR                to vote for
                   all nominees            all nominees
1. Election of
   Directors           /  /                   /  /

Nominees: H. Nozko, Sr.
          H. Nozko, Jr.
          V. Nozko
          J. Creasy
          M. Sullivan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), do not check either box and instead write that nominee's name(s) in the space provided below.

                  -------------------------------------------


                                                FOR    AGAINST    ABSTAIN
2. Proposal to approve the appointment of
   KPMG Peat Marwick LLP as auditors of         /  /     /  /      /  /
   the Corporation.

3. Proposal to approve and ratify the grant    /  /     /  /      /  /
   of stock options.

4. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE


SIGNATURE(S):______________________________________ Date:______________________
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

                                  COMMON STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           Proxy for the Annual Meeting of Shareholders June 26, 1997

        The undersigned hereby appoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Common Stock of ACMAT Corporation held of record by the undersigned on May 23, 1997 at the Annual Meeting of Shareholders to be held on June 26, 1997, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                SEE REVERSE
                                                                    SIDE

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A /X/ PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

                                        WITHHOLD Authority
                        FOR                to vote for
                   all nominees            all nominees
1. Election of
   Directors           /  /                   /  /

Nominees: H. Nozko, Sr.
          H. Nozko, Jr.
          V. Nozko
          J. Creasy
          M. Sullivan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), do not check either box and instead write that nominee's name(s) in the space provided below.

                  -------------------------------------------


                                                FOR    AGAINST    ABSTAIN
2. Proposal to approve the appointment of
   KPMG Peat Marwick LLP as auditors of         /  /     /  /      /  /
   the Corporation.

3. Proposal to approve and ratify the grant    /  /     /  /      /  /
   of stock options.

4. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE


SIGNATURE(S):______________________________________ Date:______________________
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.